===========================================================================








                  U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        March 12, 1998 (March 6, 1998)


                               ICHOR CORPORATION
             (Exact name of Registrant as specified in its charter)


                                   Delaware
                         (State of Incorporation)


        000-25132                                   25-1741849
(Commission File Number)             (I.R.S. Employer Identification No.)


    Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
      (Address of principal executive offices, including postal code)


                                 (604) 683-5767
                 (Registrant's telephone number, including area code)










===========================================================================

ITEM 5.  OTHER EVENTS.

On March 6, 1998, ICHOR Corporation ("Ichor") completed the sale and issuance of an aggregate of 467,500 shares of 5% Cumulative Redeemable Convertible Preferred Stock, Series 1 of Ichor (the "Preferred Stock") in consideration of debt forgiveness of $2,175,000 and cash of $2,500,000.

The NASDAQ Stock Market Inc. has required that Ichor file unaudited consolidated financial statements consisting of an unaudited consolidated balance sheet as at February 28, 1998 and an unaudited consolidated income statement for the two months ended February 28, 1998 (the "Financial Statements") to confirm Ichor's compliance with the new Nasdaq SmallCap Market Listing requirements. As a result, Ichor has attached the Financial Statements as Exhibit 2.1 hereto. The Financial Statements are qualified in their entirety by reference to Ichor's audited financial statements and related notes to be filed with its Form 10-K for the year ended December 31, 1997. While management of Ichor believes such unaudited financial statements include all adjustments necessary for a fair presentation of the financial position and results of operations for the specified period, reference to Ichor's audited year end statements is necessary to understand the changes in financial position and results of operations from Ichor's interim and audited consolidated financial statements for the three and nine months ended September 30, 1997. The Financial Statements do not give effect to the pending acquisition of Gruppo San Rocco SpA disclosed in Ichor's Form 8-K dated January 7, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit
Number                                 Description
-------                                -----------

  4.1       Certificate of Designations.

  99.1 Unaudited Consolidated Balance Sheet as at February 28, 1998 and Unaudited Consolidated Statement of Operations for the two months ended February 28, 1998.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                 ICHOR CORPORATION

                                 By:   /s/ Michael J. Smith
                                     --------------------------------------
                                     Michael J. Smith, Chief Financial
                                     Officer and Director


Date:  March 12, 1998

                              ICHOR CORPORATION
                                  FORM 8-K

                                EXHIBIT INDEX

Exhibit
Number                                 Description
-------                                -----------

  4.1        Certificate of Designations.

  99.1 Unaudited Consolidated Balance Sheet as at February 28, 1998 and Unaudited Consolidated Statement of Operations for the two months ended February 28, 1998.